Exhibit 99.1
STOCKHOLDER AGREEMENT
     This STOCKHOLDER AGREEMENT, dated as of February 9, 2010 (this “Agreement”), is by and among Harbinger Capital Partners Master Fund I, Ltd., a Cayman Islands exempted company (“Harbinger Master”), Harbinger Capital Partners Special Situations Fund, L.P., a Delaware limited partnership (“Harbinger Special Situations”), Global Opportunities Breakaway Ltd., a Cayman Islands exempted company (“Global Opportunities” and, together with Harbinger Master and Harbinger Special Situations, each a “Harbinger Party” and collectively the “Harbinger Parties”), and SB/RH Holdings, Inc., a Delaware corporation (the “Company” and together with the Harbinger Parties, the “Parties” and each, a “Party”).
     WHEREAS, pursuant to the Agreement and Plan of Merger, dated as of February 9, 2010 (the “Merger Agreement”), among the Company, Spectrum Brands, Inc. (“Battery”), Russell Hobbs, Inc. (“RH”), Battery Merger Corp. and Grill Merger Corp., Battery and RH became wholly-owned Subsidiaries of the Company on the date hereof;
     WHEREAS, as a result of the transactions contemplated in the Merger Agreement (the “Transaction”), the Harbinger Parties collectively own a majority of the Outstanding Voting Securities; and
     WHEREAS, the Parties wish to provide for certain arrangements with regard to the Company, effective as of the date hereof.
     NOW, THEREFORE, in consideration of the mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
ARTICLE I
DEFINITIONS
     Section 1.1 Certain Definitions. Capitalized terms used but not otherwise defined herein will have the meanings ascribed thereto in the Merger Agreement. As used in this Agreement, the following terms will have the following respective meanings:
     “Affiliate” means, with respect to any Person, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first Person, where “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of a Person, whether through the ownership of voting securities, by contract, as trustee or executor or otherwise; provided, however, that for the avoidance of doubt, it is understood that any publicly traded corporation with respect to which the Harbinger Parties do not Beneficially Own a majority of the outstanding voting securities will be deemed not to be an Affiliate of the Harbinger Parties unless the Harbinger Parties have the right to elect or designate a majority of the members of the Board; provided, further that the foregoing proviso will not apply to HGI.

     “Applicable Exchange” means the NYSE or such other securities exchange or quotation system on which the Voting Securities are listed or quoted as of the applicable time of determination.
     “Available Amount” means a number of shares of the Common Stock equal to the quotient of (x) the Total Amount less the Harbinger Amount divided by (y) $27.00 (as adjusted to fully reflect the appropriate effect of any stock splits, reverse stock split, stock dividend, including any dividend or distribution of securities convertible into the Battery Common Stock or Common Stock, reorganization, recapitalization, reclassification or other similar change with respect to the Battery Common Stock or Common Stock).
     “Beneficial Ownership,” “Beneficially Owned” and “Beneficially Owns” have the meanings specified in Rule 13d-3 promulgated under the Exchange Act, including the provision that any member of a “group” will be deemed to have beneficial ownership of all securities beneficially owned by other members of the group, and a Person’s beneficial ownership of securities will be calculated in accordance with the provisions of such Rule; provided, however, that a Person will be deemed to be the beneficial owner of any security which may be acquired by such Person whether within sixty (60) days or thereafter, upon the conversion, exchange or exercise of any rights, options, warrants or similar securities to subscribe for, purchase or otherwise acquire (x) capital stock of any Person or (y) securities directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock of such Person.
     “Board” means the Board of Directors of the Company.
     “Common Stock” means the common stock of the Company, par value $0.01 per share.
     “Committee” means a committee of the Board.
     “Company By-Laws” means the By-Laws of the Company, as amended or modified from time to time in accordance with its terms.
     “Company Charter” means the Amended and Restated Certificate of Incorporation of the Company, as amended or modified from time to time in accordance with its terms.
     “Director” means a member of the Board.
     “Equity Securities” means (a) Voting Securities, (b) any securities of the Company that are convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities, and (c) any options, warrants and rights issued by the Company (whether presently exercisable or not) to purchase Voting Securities or convertible or exchangeable (whether presently convertible or exchangeable or not) into Voting Securities.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

     “Going-Private Transaction” means either (a) a Rule 13e-3 transaction, as such term is defined in Rule 13e-3 of the Exchange Act as in effect on the date of this Agreement, with respect to the Company to which such Rule 13e-3 applies or (b) regardless of whether Rule 13e-3 applies to a transaction, any transaction or series of transactions involving (i) a “purchase” (as such term is defined in Rule 13e-3 of the Exchange Act) of any equity security of the Company by a Harbinger Party or a member of the Restricted Group, (ii) a tender offer for or request or invitation for tenders of an equity security of the Company by a Harbinger Party or a member of the Restricted Group, or (iii) a solicitation subject to Regulation 14A of the Exchange Act by a Harbinger Party or a member of the Restricted Group of any proxy, consent or authorization of, or a distribution subject to Regulation 14C of the Exchange Act of information statements to, any equity security holder of the Company by a Harbinger Party or a member of the Restricted Group in connection with (x) a merger, consolidation, reclassification, recapitalization, reorganization or similar corporate transaction of the Company or between the Company (or its Subsidiaries) and a Harbinger Party or a member of the Restricted Group, (y) a sale of substantially all of the assets of the Company to a Harbinger Party or a member of the Restricted Group (or a group in which one of such Persons is a member), or (z) a reverse stock split of any class of equity securities of the Company involving the purchase of fractional interests, which in the case of such clause (i), (ii) or (iii), has either a reasonable likelihood or a purpose of the Harbinger Parties (together with any other member of the Restricted Group) obtaining Beneficial Ownership of eighty-five percent (85%) or more of the Outstanding Voting Securities. Notwithstanding any of the foregoing, any and all purchases of Equity Securities by a Harbinger Party or any member of the Restricted Group in connection with such Person’s exercise of its preemptive rights under the Company Charter shall be deemed not to constitute a Going-Private Transaction.
     “Harbinger Amount” means the aggregate purchase price paid by the Harbinger Parties for the Special RH Preferred Stock pursuant to Section 2.5 of the Support Agreement.
     “HGI” means Harbinger Group, Inc., a Delaware corporation.
     “Indenture” means the Indenture, dated as of August 28, 2009, among Battery, the Guarantors listed on Schedule I thereto and U.S. Bank National Association, as trustee, as amended, supplemented or restated from time to time.
     “Independent Director” means a Director who qualifies as an “independent director” of the Company under (a) if the Voting Securities are, at the time of determination, listed for trading on the NYSE, Rule 303A(2) of the NYSE Listed Company Manual, (b) if the Voting Securities are, at the time of determination, listed or quoted on a securities exchange or quotation system, other than the NYSE, that has an independence requirement, the comparable rule or regulation of such securities exchange or quotation system on which the Voting Securities are listed or quoted, or (c) otherwise, Rule 303A(2) of the NYSE Listed Company Manual, assuming for this purpose that it applies to the Company; provided, however, that in order for a director to be deemed an “Independent Director,” such director would also have to be considered an “independent director” of each Harbinger Party under the applicable standard set forth in clause (a), (b) or (c) above, assuming for this purpose that (i) such director was a director of a Harbinger Party (whether or not such director actually is or has been a director of a Harbinger Party) and (ii) such Harbinger Party is deemed to be listed or quoted on the same securities or quotation system that the Company is at the applicable time. For the avoidance of doubt, in no event shall a Director be deemed not to qualify as an Independent Director solely based on the fact that such Director was designated by any or all of the Harbinger Parties.
     “Non-Harbinger Battery Shares” means the number of shares of Battery Common Stock outstanding on the record date for the Battery Stockholders’ Meeting that were not Beneficially Owned by the Harbinger Parties or any other member of the Restricted Group.
     “NYSE” means the New York Stock Exchange.
     “Outstanding Voting Securities” means at any time the then-issued and outstanding Voting Securities.
     “Person” means an association, a corporation, an individual, a partnership, a limited liability company, a trust or any other entity or organization, including a governmental authority, or a group (with the meaning of Section 13(d)(3) of the Exchange Act).
     “PIK Notes” means the 12% Senior Subordinated Toggle Notes due 2019, issued under the Indenture, together with all notes and other securities issued in exchange for such Notes.
     “Restricted Group” means (i) each Harbinger Party, (ii) any Affiliate of a Harbinger Party, and (iii) any group (that would be deemed to be a “person” by Section 13(d)(3) of the Exchange Act with respect to securities of the Company) of which a Harbinger Party or any Person directly or indirectly controlling or controlled by such Harbinger Party is a member.
     “Restricted Period” means the period beginning on the Closing Date and ending on the first anniversary of the date thereof.
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the Securities Act of 1933, as amended.
     “Special Approval” means the approval or recommendation of a majority of the members of the Special Nominating Committee.
     “Support Agreement” means the Support Agreement, dated as of February 9, 2010, by and among the Harbinger Parties and Battery.
     “Total Amount” means an amount equal to the product of (a) the Harbinger Amount multiplied by (b) a fraction, the (i) the numerator of which is the total number of shares of Battery Common Stock outstanding as of the record date for the Battery Stockholders’ Meeting and (ii) the denominator of which is the total number of shares of Battery Common Stock held by the Harbinger Parties and the other members of the Restricted Group as of such record date.

     “Transfer” means, directly or indirectly, to sell, transfer, distribute, assign, pledge, hypothecate or similarly dispose of (by merger, operation of Law or otherwise), either voluntarily or involuntarily, or to enter into any contract, option or other legally binding commitment with respect to the sale, transfer, distribution, assignment, pledge, hypothecation or similar disposition of (by merger, operation of Law or otherwise), any Equity Securities, or any interest in any Equity Securities.
     “Voting Securities” means the Common Stock and any other securities of the Company of any kind or class having power generally to vote for the election of Directors.
ARTICLE II
LIMITATIONS ON CERTAIN TRANSACTIONS
     Section 2.1 Going-Private Transactions. During the Restricted Period, none of the Harbinger Parties will, or will permit any other member of the Restricted Group to, make any public announcement with respect to, or submit a proposal for, or offer in respect of (with or without conditions) any transaction or series of transactions that would constitute or result in a Going-Private Transaction, or knowingly encourage or participate in the effort of any other Person to do any of the foregoing, unless such action is specifically requested in writing by the Board with Special Approval prior to the making of such announcement, proposal or offer. Without limiting the foregoing, none of the Harbinger Parties will, or will permit any other member of the Restricted Group to, otherwise take any action that would reasonably be expected to compel the Company to make a public announcement regarding, or publicly disclose any intention, plan or arrangement that is inconsistent with the foregoing. Notwithstanding anything to the contrary set forth herein, and subject to compliance with Section 2.2, nothing in this Section 2.1 shall be construed to apply to a Transfer of Equity Securities to HGI by the Harbinger Parties or any other members of the Restricted Group and no such Transfer shall be deemed to constitute a Going-Private Transaction.
     Section 2.2 Limitations on Transfers of Equity Securities. Without limiting any other provision of this Agreement, none of the Harbinger Parties will, or will permit any member of the Restricted Group to, Transfer any Equity Securities to any Person if, immediately following such Transfer, such Transferee would Beneficially Own (together with such Person’s Affiliates) a number of Voting Securities representing forty percent (40%) or more of the Outstanding Voting Securities, unless such Person (a “Harbinger Successor”) agrees, in writing, to be bound by the terms of this Agreement to the same extent as the Harbinger Parties would be bound hereunder prior to giving effect to such Transfer, except (a) pursuant to a bona fide acquisition of the Company by a third party by way of merger, consolidation, business combination or tender or exchange offer that is approved by the Board, with Special Approval, (b) pursuant to a Transfer that has been specifically approved by the Company in writing with Special Approval, or (c) pursuant to a Transfer (in one or a series of related transactions) of five percent (5%) or less of the Outstanding Voting Securities to another Person or its Affiliates. From and after any such Transfer to a Harbinger Successor, all references herein to “Harbinger” or “Harbinger Parties” contained in this Agreement shall be deemed to be references to such Harbinger Successor and its Affiliates, and references to Harbinger Shares shall be deemed to be references to Voting Securities Beneficially Owned by such Harbinger Successor and the members of its Restricted Group.

     Section 2.3 PIK Notes Change of Control Offer. If (a) Battery does not elect to require RH to issue the Special RH Preferred Stock (as such term is defined in the Support Agreement) in accordance with Section 2.5 of the Support Agreement prior to the consummation of the Transaction as contemplated by the Merger Agreement and (b) the Indenture has not been modified on the terms described in Section 6.22 of the Battery Disclosure Schedule to the Merger Agreement, the Harbinger Parties agree that, at the request of Battery, within thirty (30) days following the Closing Date, they shall (severally, based on their pro rata ownership of Battery Common Stock as of such date) commence a Change of Control Offer (as defined in the Indenture) on behalf of Battery, subject to the terms, conditions and limitations set forth in the Indenture. Battery shall provide and shall use its reasonable best efforts to cause its Representatives to provide all cooperation (on a reasonable best efforts basis) requested by the Harbinger Parties in connection with such offer. The offer and other actions taken by the Harbinger Parties in connection therewith shall be conducted in accordance with the terms of the Indenture and all applicable rules and regulations of the SEC and other applicable Laws. At the commencement of the Change of Control Offer, the Harbinger Parties will be paid a fee in cash equal to two percent (2%) of the aggregate amount of PIK Notes eligible to be tendered; provided, however, that in no event will the Harbinger Parties be entitled to receive such a fee in respect of any PIK Notes that are contractually prohibited from being tendered in such Change of Control Offer.
     Section 2.4 Affiliate Transactions. Neither the Company nor any of its Subsidiaries shall pay any monitoring or similar fee to the Harbinger Parties or any Affiliate thereof.
ARTICLE III
CORPORATE GOVERNANCE, ETC.
     Section 3.1 Board Composition.
     (a) As of the Effective Time, the Board will be classified and will consist of the following individuals:

Class I	Class II	Class III
[RH Designee]	[RH Designee]	[RH Designee]
[RH Designee]	[RH Designee]	[RH Designee]
[RH Designee]	[RH Designee]	[RH Designee]
[RH Designee]
     (b) From and after the Effective Time, the Company and each Harbinger Party will cooperate to ensure that, to the greatest extent possible, the Board consists of ten (10) Directors, of which (i) at least three (3) Directors shall be Independent Directors nominated by the Special Nominating Committee in accordance with this Article III and the Company By-Laws and (ii) one (1) Director shall be the Chief Executive Officer of the Company. Notwithstanding anything in this Agreement to the contrary, the Board and all of the Committees will operate in such a way to permit the Company to comply with applicable Law and maintain its listing on the Applicable Exchange on which the Voting Securities are then listed or quoted. Notwithstanding anything to the contrary set forth herein, if, at any time after the Effective Date, the Company shall cease to qualify as a “controlled company” for the purposes of the rules of the NYSE, the Parties hereby agree that, the Harbinger Parties shall have the right, in their sole discretion and by written notice to the Company, to cause the Company to increase the size of the Board to add such members as may be required to comply with applicable Law and maintain its listing on the Applicable Exchange on which the Voting Securities are then listed or quoted and in such event, the Harbinger Parties shall thereafter have the right to designate for nomination by the Nominating and Corporate Governance Committee the resulting vacancies with designees of their choice; provided, however, that nothing contained herein shall in any way affect the size of or powers delegated to the Special Nominating Committee.
     Section 3.2 Committees.
     (a) The Board at all times after the Effective Time and prior to the termination of this Agreement will maintain the following committees: a Nominating and Corporate Governance Committee, a Special Nominating Committee and an Audit Committee. The Special Nominating Committee will consist solely of three (3) Independent Directors. The Audit Committee shall be formed and maintained in accordance with the applicable rules of the NYSE. The Nominating and Corporate Governance Committee shall include at least one (1) member of the Special Nominating Committee.
     (b) As of the Effective Date, the Special Nominating Committee will consist of the following individuals: Marc S. Kirschner, Norman S. Matthews and Hugh R. Rovit.
     Section 3.3 Annual Nomination Process. Subject to compliance with applicable Law and the regulations of the Applicable Exchange on which the Voting Securities are then listed or quoted, in connection with each annual meeting of the Company’s stockholders the following director nomination procedures will be followed:
     (a) the Special Nominating Committee will have the exclusive right to nominate for election to the Board at the annual meeting of stockholders such number of candidates as is equal to the number of members of the Special Nominating Committee that were, prior to the annual meeting, in the class of Directors which is being elected at such annual meeting; and
     (b) the Harbinger Parties will designate for nomination by the Nominating and Corporate Governance Committee the remaining number of persons in the class of Directors which is being elected at such annual meeting.
     Section 3.4 Solicitation and Voting of Shares.
     (a) The Company will use its reasonable best efforts to solicit from the stockholders of the Company eligible to vote for the election of Directors proxies in favor of the nominees designated in accordance with Section 3.3.

     (b) In any meeting of the stockholders of the Company called for the purpose of electing directors, the Harbinger Parties will cause the record holder(s) of all Voting Securities Beneficially Owned by the Harbinger Parties and the other members of the Restricted Group (the “Harbinger Shares”) to attend such meeting in person or by proxy for purposes of establishing a quorum and to vote the Harbinger Shares in favor of the election as Directors of any persons who have been nominated for election by the Nominating and Corporate Governance Committee and any persons who have been nominated for election by the Special Nominating Committee in accordance with the procedures set forth in Section 3.3.
     (c) Each of the Harbinger Parties agrees not to, without Special Approval, permit any Voting Securities Beneficially Owned by it or any of the other members of the Restricted Group to be voted (i) in a manner inconsistent with the provisions of this Agreement, or in a manner that would frustrate or prevent implementation of the provisions of this Agreement, or (ii) for an amendment or repeal of Section 5.2, Section 5.3, Article 10, Article 11 or Article 14 of the Company Charter or Section 3.2 (except to the extent contemplated by Section 3.1(b) of this Agreement), Section 3.3, Section 3.4(B), Section 4.2 or Article VII of the Company By-Laws.
     Section 3.5 Charter; By-Laws. The Company will take or cause to be taken all lawful action necessary to ensure at all times that the Company Charter, Company By-Laws and any other governance documents are not at any time inconsistent with the provisions of this Agreement. Without limiting the foregoing or any other provision of this Agreement, in no event will the Company amend Section 5.2, Section 5.3, Article 10, Article 11 or Article 14 of the Company Charter or, by action of the Board, amend or repeal Section 3.2, Section 3.3, Section 3.4(B), Section 4.2 or Article VII of the Company By-Laws without, in each case, Special Approval.
     Section 3.6 Compliance with Law. Without limiting the generality of Section 6.11 hereof, in the event any Law or applicable exchange requirement conflicts with the terms and conditions of this Agreement, the Parties will negotiate in good faith to revise the Agreement to achieve the Parties’ intention set forth herein.
     Section 3.7 Termination. The provisions of this Article III will terminate on the date on which the Harbinger Parties and the other members of the Restricted Group no longer Beneficially Own, in the aggregate, forty percent (40%) of the Outstanding Voting Securities.
ARTICLE IV
OTHER COVENANTS
     Section 4.1 Rights Offering. If Special RH Preferred Stock is issued in accordance with Section 2.5 of the Support Agreement, then the Company shall, within three (3) Business Days of the Closing Date, commence a rights offering pursuant to which it shall distribute to Persons who were Battery Stockholders (other than the Harbinger Parties and any other member of the Restricted Group, each of whom shall have been deemed to have waived its right to receive such distribution) as of the record date for the Battery Stockholders’ Meeting (the “Eligible Former Battery Stockholders”) non-transferable rights to subscribe for and purchase an aggregate number of shares of the Common Stock, at a per share subscription price of not more than $27.00 (as adjusted to reflect fully the appropriate effect of any stock split, reverse stock split, stock dividend, reorganization, recapitalization, reclassification or other similar change with respect to the Common Stock) (the “Purchase Price”), equal to the Available Amount. Each Eligible Former Battery Stockholder will have the right to purchase a number of shares of Common Stock at the Purchase Price in an aggregate amount equal to the product obtained by multiplying (i) such holder’s pro rata percentage of the Non-Harbinger Battery Shares and (ii) the Available Amount. Such rights offering will remain open for a period not to exceed twenty (20) days.
     Section 4.2 Harbinger Term Loan Facility. Immediately following the Effective Time, the applicable Harbinger Parties shall transfer the Harbinger Term Loan Facility to Parent in accordance with the provisions of Section 6.19 of the Merger Agreement (as in effect on the date hereof) in exchange for shares of Common Stock valued at $31.50 per share (as adjusted to fully reflect the appropriate effect of any stock splits, reverse stock split, stock dividend, including any dividend or distribution of securities convertible into Battery Common Stock or Common Stock, reorganization, recapitalization, reclassification or other similar change with respect to Battery Common Stock or Common Stock).
ARTICLE V
ACCESS; INSPECTION
     Section 5.1 Inspection. In the event that the Harbinger Parties and the other members of the Restricted Group Beneficially Own, in the aggregate, at least fifteen percent (15%) of the Outstanding Voting Securities at the applicable time, the Company will permit, subject to the execution and delivery of a customary confidentiality agreement in form and substance reasonably satisfactory to the Company, such Harbinger Party’s representatives, at such Harbinger Party’s expense, to visit and inspect any of the properties of the Company and its Subsidiaries, examine their respective books and records and take copies and extracts therefrom, discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company’s and its Subsidiaries’ respective officers, employees and public accountants (and the Company hereby authorizes said accountants to discuss with such party and such designees such affairs, finances and accounts), during normal business hours and upon reasonable notice, provided that in the event that any Harbinger Party or any of its Affiliates is a direct competitor of the Company or any of its Subsidiaries, the Company shall have no obligation to disclose information to such Harbinger Party to the extent it reasonably determines such information is competitively sensitive.
     Section 5.2 Information Rights. Without limiting Section 5.1, subject to applicable Law, for so long as a member of the Restricted Group Beneficially Owns at least ten percent (10%) of the Outstanding Voting Securities at the applicable time, subject to the execution and delivery of an existing confidentiality agreement in form and substance reasonably satisfactory to the Company, the Company will, and will cause its Subsidiaries to, at the applicable member of the Restricted Group’s expense, furnish promptly to the applicable member of the Restricted Group, all information concerning the business and properties of the Company and its Subsidiaries, including financial information, as it may reasonably request, but only to the extent that such member of the Restricted Group reasonably concludes that it is necessary to permit such member of the Restricted Group to comply with any applicable Securities Laws (including, without limitation, such member’s reporting obligations under Sections 13(a) and 15(d) of the Exchange Act). In addition, the Company shall cause its officers, employees, counsel and public accountants to cooperate with the applicable member of the Restricted Group in connection with such member’s compliance with applicable Securities Laws or with any offering of such member’s securities, including customary assistance in connection with underwritten offerings. Notwithstanding the provisions of this Section 5.2, or any applicable confidentiality agreement, each member of the Restricted Group that has reporting obligations under Sections 13(a) and 15(d) of the Exchange Act shall be permitted to disclose in its filings required thereunder any information required to be disclosed therein under applicable Law or the rules of any applicable stock exchange; provided, however, that such member of the Restricted Group has provided the Company with a minimum of three (3) Business Days’ advance notice and consulted in good faith with the Company regarding such disclosure and the requirement to so disclose. For purposes of this Section 5.2, HGI will be deemed to be a member of the Restricted Group.
     Section 5.3 No Limitation Under Applicable Law. Notwithstanding anything to the contrary set forth in this Article V, none of the foregoing will be construed to limit the rights of the Harbinger Parties or any transferee thereof under applicable Law.
ARTICLE VI
MISCELLANEOUS
     Section 6.1 Termination. Without limiting the effect of the termination of any provision of this Agreement pursuant to the terms thereof, this Agreement will terminate on the date on which any Person or group (including a Harbinger Party or the Restricted Group) becomes the Beneficial Owner of ninety percent (90%) or more of the Outstanding Voting Securities (including as a result of a Rule 13e-3 Transaction) in compliance with this Agreement; provided, however, that Section 2.4 will survive termination of this Agreement until the date on which any Person or group (including a Harbinger party or the Restricted Group) becomes the Beneficial Owner of all of the Outstanding Voting Securities. This Article VI will survive termination of this Agreement.
     Section 6.2 Notice. All notices, requests, claims, demands and other communications under this Agreement will be in writing and will be deemed given if delivered personally, sent via facsimile (receipt confirmed), sent by a nationally recognized overnight courier (providing proof of delivery), or mailed in the United States by certified or registered mail, postage prepaid, to the Parties at the following addresses (or at such other address for any Party as may be specified by like notice):

If to the Company:
SB/RH Holdings, Inc.
3633 Flamingo Road
Miramar, Florida 33027
Fax No: (954) 883-1714
Attention: Lisa Carstarphen, Esq.
With a copy (which will not constitute notice hereunder) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Jeffrey D. Marell, Esq.
                 Mark A. Underberg, Esq.
Fax No.: (212) 757-3990
If to any Harbinger Party, to such Party at:
450 Park Avenue, 30th Floor
New York, New York 10022
Fax No.: (212) 658-9311
Attention: General Counsel
With a copy to (which will not constitute notice hereunder) to:
Paul, Weiss, Rifkind, Wharton & Garrison LLP
1285 Avenue of the Americas
New York, New York 10019-6064
Attention: Jeffrey D. Marell, Esq.
                 Mark A. Underberg, Esq.
Fax No.: (212) 757-3990
     Section 6.3 Enforcement. The Parties agree that irreparable damage would occur and that the Parties would not have any adequate remedy at Law in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached by any other Party. It is accordingly agreed that each of the Parties will be entitled to an injunction or injunctions to prevent breaches and/or threatened breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any federal court located in the State of Delaware or in Delaware state court, this being in addition to any other remedy to which they are entitled at Law or in equity. Any decisions made on behalf of the Company with respect to the enforcement of the provisions of this Agreement will be made pursuant to Special Approval.
     Section 6.4 Entire Agreement; No Third Party Beneficiaries. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both written and oral, among the Parties with respect to the subject matter hereof. This Agreement will be binding upon and, except as provided in Article V, inure solely to the benefit of each Party. Except as set forth in the immediately preceding sentence, nothing in this Agreement, express or implied, is intended to or will confer upon any Person that is not a Party any rights, benefits or remedies hereunder.
     Section 6.5 Amendments; Waiver. No provision of this Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the Parties, or in the case of a waiver, by the Party against whom the waiver is to be effective; provided, however, that no such amendment or waiver by the Company will be effective without Special Approval.
     Section 6.6 Assignment. Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned, in whole or in part, by any Party without the prior written consent of the other Parties; provided, however, that any consent of the Company hereunder will require Special Approval; provided, further, that the rights set forth in Article V shall be assignable by the Harbinger Parties to any transferee of its Equity Securities and any subsequent transferee thereof without the consent of any other Party so long as such transferee meets the applicable ownership threshold set forth in Section 5.1 or Section 5.2. Any assignment in violation of the preceding sentence will be void. Subject to the preceding two sentences, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.
     Section 6.7 Governing Law. This Agreement and any claim, controversy or dispute arising under or related thereto, the relationship of the Parties, and/or the interpretation and enforcement of the rights and duties of the Parties, whether arising at Law or in equity, in contract, tort or otherwise, will be governed by, and construed and interpreted in accordance with, the laws of the State of Delaware, without regard to its rules regarding conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.
     Section 6.8 Interpretation. Unless otherwise expressly provided, for the purposes of this Agreement, the following rules of interpretation shall apply:
     (a) The article and section headings contained in this Agreement are for convenience of reference only and will not affect in any way the meaning or interpretation hereof.
     (b) When a reference is made in this Agreement to an article or a section, paragraph, exhibit or schedule, such reference will be to an article or a section, paragraph, exhibit or schedule hereof unless otherwise clearly indicated to the contrary.
     (c) Whenever the words “include,” “includes” or “including” are used in this Agreement, they will be deemed to be followed by the words “without limitation.”
     (d) The words “hereof,” “herein” and “herewith” and words of similar import will, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement.
     (e) The word “extent” in the phrase “to the extent” will mean the degree to which a subject or other thing extends, and such phrase will not mean simply “if.”

     (f) The meaning assigned to each term defined herein will be equally applicable to both the singular and the plural forms of such term, and words denoting any gender will include all genders. Where a word or phrase is defined herein, each of its other grammatical forms will have a corresponding meaning.
     (g) A reference to any period of days will be deemed to be to the relevant number of calendar days, unless otherwise specified.
     (h) All terms defined in this Agreement will have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.
     (i) The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the Parties, and no presumption or burden of proof will arise favoring or disfavoring any Party by virtue of the authorship of any provisions hereof.
     (j) Any statute or rule defined or referred to herein or in any agreement or instrument that is referred to herein means such statute or rule as from time to time amended, modified or supplemented, including by succession of comparable successor statutes or rules and references to all attachments thereto and instruments incorporated therein.
     Section 6.9 Consent to Jurisdiction. Each of the Parties agrees that any legal action or proceeding with respect to this Agreement, or for recognition and enforcement of any judgment in respect of this Agreement and obligations arising hereunder brought by any other Party or its successors or assigns, will be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the Parties hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement in any court other than the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve in accordance with this Section 6.9, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by the applicable law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, or (iii) this Agreement or the subject mater hereof, may not be enforced in or by such courts.

     Section 6.10 Waiver of Jury Trial. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY OF THE PARTIES IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT OF THIS AGREEMENT.
     Section 6.11 Severability. If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law or public policy by a court of competent jurisdiction, all other conditions and provisions of this Agreement will nevertheless remain in full force and effect, insofar as the foregoing can be accomplished without materially affecting the economic benefits anticipated by the Parties. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties will negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible to the fullest extent permitted by applicable Law in an acceptable manner to the end that the transactions contemplated by this Agreement are fulfilled to the extent possible; provided, however, that no modification will be effective without Special Approval.
     Section 6.12 Headings. The descriptive headings contained in this Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.
     Section 6.13 Counterparts. This Agreement may be executed in two or more counterparts, each of which when executed will be deemed to be an original, and all of which together will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the Parties and delivered to the other Parties. For purposes of this Agreement, facsimile signatures or signatures by other electronic form of transfer will be deemed originals, and the Parties agree to exchange original signatures as promptly as possible.
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     IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

The Company: SB/RH HOLDINGS, INC.
By:	/s/ Lisa Carstarphen
	Name:	Lisa Carstarphen
	Title:	Vice President

The Harbinger Parties: HARBINGER CAPITAL PARTNERS MASTER FUND I, LTD.
By:	/s/ Peter Jenson
	Name:	Peter Jenson
	Title:	Vice President

HARBINGER CAPITAL PARTNERS SPECIAL SITUATIONS FUND, L.P.
By:	/s/ Peter Jenson
	Name:	Peter Jenson
	Title:	Vice President

GLOBAL OPPORTUNITIES BREAKAWAY LTD.
By:	/s/ Peter Jenson
	Name:	Peter Jenson
	Title:	Vice President